UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

Resource Capital Corp.
(Exact name of registrant as specified in its chapter)

Maryland	1-32733	20-2287134
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 10th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-974-1708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On May 19, 2010, Resource Capital Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein (the “Underwriters”), to issue and sell up to 8,625,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), including up to 1,125,000 Shares to cover the Underwriters’ over-allotment option, at a public offering price of $5.25 per share in an underwritten public offering (the “Offering”). On May 24, 2010, the Company was notified that the Underwriters elected to exercise their over-allotment option in full. The net proceeds of the Offering, after underwriting discounts and expenses, will be approximately $42.6 million.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties as of the date of entering into such Underwriting Agreement; these representations, warranties and covenants are not factual information to investors about the Company. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Shares were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-146626) declared effective by the Securities and Exchange Commission on June 6, 2008 (the “Registration Statement”). The Offering is being made under the prospectus supplement dated May 19, 2010 (“Prospectus Supplement”), and the accompanying prospectus dated June 6, 2008, constituting a part of the Registration Statement.

Item 8.01	Other Events

On May 20, 2010, the Company filed with the Securities and Exchange Commission the Prospectus Supplement to the base prospectus contained in the Company’s Registration Statement. Exhibits 1.1, 5.1, 8.1 and 23.1 attached to this Current Report on Form 8-K are incorporated by reference in their entirety into the Prospectus Supplement and Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Exhibit Description
1.1

Underwriting Agreement, dated May 19, 2010, among Resource Capital Corp., Resource Capital Manager, Inc. and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters.

5.1	Opinion of DLA Piper LLP (US).

8.1	Opinion of Ledgewood as to certain US federal income tax matters.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

23.2	Consent of Ledgewood (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.
Date: May 25, 2010		/s/ David J. Bryant
	Name:	David J. Bryant
	Title:	Senior Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer